UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2003

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 East Randolph Drive, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 861-6000

Registrant’s telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits:

99.1	Press Release issued by FMC Technologies, Inc. dated April 28, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The following information is being furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 23, 2003).

On April 28, 2003, FMC Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/s/ WILLIAM H. SCHUMANN, III
William H. Schumann, III Senior Vice President, Chief Financial Officer and Treasurer

Date: April 29, 2003